UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 8, 2024

AMC ENTERTAINMENT HOLDINGS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	001-33892	26-0303916
(State or Other Jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification
Incorporation)		Number)

One AMC Way

11500 Ash Street, Leawood, KS 66211

(Address of Principal Executive Offices, including Zip Code)

(913) 213-2000

(Registrant’s Telephone Number, including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Class A common stock	AMC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01 Other Events

On March 8, 2024, a federal court in New York issued an order preliminarily approving a proposed settlement reached by all parties to a civil action brought by plaintiffs Dennis J. Donoghue and Mark Rubenstein, each of whom are shareholders of AMC Entertainment Holdings, Inc. (“AMC”), for AMC to recover so-called “short-swing” profits under Section 16(b) of the Securities Exchange Act of 1934 (the “Exchange Act”) alleged to have been realized by defendants Antara Capital Master Fund LP, Antara Capital Fund GP LLC, Antara Capital LP, Antara Capital GP LLC, and Himanshu Gulati (collectively, the “Antara Defendants”) in connection with their purchases and sales of AMC securities. AMC is party to the suit in name only, which was brought for the benefit of AMC. The court will hold a hearing on May 2, 2024 at 1:15 p.m. in Courtroom 12B at the Daniel Patrick Moynihan United States Courthouse, 500 Pearl Street, New York, New York to, among other things, consider whether to finally approve the proposed settlement. If finally approved, AMC will receive $3,300,000 from the Antara Defendants and the Antara Defendants will be released from claims of violations of Section 16(b) of the Exchange Act.

Additional information concerning the terms of the proposed settlement, the May 2, 2024 hearing, and the requirements for making any objections to the proposed settlement can be found in the Notice of Pendency of Derivative Action and Hearing on Proposed Settlement and Motion for Settlement Approval, which is attached hereto as Exhibit 99.1, and available on the Company’s website, at https://investor.amctheatres.com/notice-03-12-2024. The foregoing description of the settlement is qualified in its entirety by reference to the full text of Exhibit 99.1 attached hereto. A copy of the press release issued by AMC in connection with the proposed settlement is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description of Exhibit
99.1	Notice of Pendency of Derivative Action and Hearing on Proposed Settlement and Motion for Settlement Approval.
99.2	Press Release.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMC ENTERTAINMENT HOLDINGS, INC.

Date: March 12, 2024	By:	/s/ Kevin M. Connor
Name: Kevin M. Connor
Title: Senior Vice President, General Counsel and Secretary